Exhibit 99.2

This financial information should be read in conjunction with State Street's news release dated April 26, 2017.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED FINANCIAL HIGHLIGHTS

	Quarters					Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q16	2Q16	3Q16	4Q16	1Q17	1Q17 vs. 1Q16		1Q17 vs. 4Q16
Revenue:
Fee revenue	$1,970	$2,053	$2,079	$2,014	$2,198	11.6%		9.1%
Net interest income	512	521	537	514	510	(0.4)		(0.8)
Gains (losses) from sales of available-for-sale securities, net	2	(1)	6	2	(40)	nm		nm
Losses from other-than-temporary impairment, net	—	—	(2)	—	—	nm		nm
Total revenue	2,484	2,573	2,620	2,530	2,668	7.4		5.5
Provision for loan losses	4	4	—	2	(2)	nm		nm
Total expenses	2,050	1,860	1,984	2,183	2,086	1.8		(4.4)
Income before income tax expense	430	709	636	345	584	35.8		69.3
Income tax expense (benefit)	62	92	72	(248)	82	32.3		nm
Net income (loss) from non-controlling interest	—	2	(1)	—	—	nm		nm
Net income	368	619	563	593	502	36.4		(15.3)
Net income available to common shareholders	$319	$585	$507	$557	$446	39.8		(19.9)
Diluted earnings per common share	$.79	$1.47	$1.29	$1.43	$1.15	45.6		(19.6)
Average diluted common shares outstanding (in thousands)	403,615	398,847	393,212	389,046	386,417	(4.3)		(0.7)
Cash dividends declared per common share	$.34	$.34	$.38	$.38	$.38	11.8		—
Closing price per share of common stock (as of quarter end)	58.52	53.92	69.63	77.72	79.61	36.0		2.4
Ratios:
Return on average common equity	6.8%	12.4%	10.6%	12.1%	9.9%	310	bps	(220)	bps
Pre-tax operating margin	17.3	27.6	24.3	13.6	21.9	460		830
Common equity tier 1 risk-based capital(1)	12.3	12.0	12.3	11.7	11.2	(110)		(50)
Tier 1 risk-based capital(1)	14.9	15.0	15.4	14.8	14.4	(50)		(40)
Total risk-based capital(1)	17.1	17.1	17.6	16.0	15.4	(170)		(60)
Tier 1 leverage(1)	6.9	7.0	6.8	6.5	6.8	(10)		30
Tangible common equity(2)	6.7	6.7	6.5	6.4	6.6	(10)		20
At quarter-end:
Assets under custody and administration (in trillions)(3)	$26.94	$27.79	$29.18	$28.77	$29.83	10.7%		3.7%
Asset under management (in trillions)	2.30	2.30	2.45	2.47	2.56	11.3		3.6
Total assets	243,685	255,386	256,140	242,698	236,802	(2.8)		(2.4)
Investment securities	102,298	103,121	99,888	97,167	94,639	(7.5)		(2.6)
Deposits	185,516	193,130	198,766	187,163	183,465	(1.1)		(2.0)
Long-term debt	10,323	11,924	11,834	11,430	11,394	10.4		(0.3)
Total shareholders' equity	21,496	22,073	22,150	21,219	21,294	(0.9)		0.4

(1) In early 2014, we announced that we had completed our Basel III qualification period. As a result, our regulatory capital ratios for each period presented in the table above have been calculated under the advanced approaches provisions of the Basel III final rule. Refer to page 15 of this earnings release addendum for additional information about our regulatory capital ratios for each period.

(2) Tangible common equity ratio is a non-GAAP measure. Refer to accompanying reconciliations on page 16 for additional information.
(3) Included assets under custody of $20.79 trillion, $21.35 trillion, $21.91 trillion, $21.73 trillion and $22.51 trillion as of March 31, 2016, June 30, 2016, September 30, 2016, December 31, 2016 and March 31, 2017, respectively.

nm Not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS

	Quarters					Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q16	2Q16	3Q16	4Q16	1Q17	1Q17 vs. 1Q16	1Q17 vs. 4Q16
Reported Results
Fee revenue:
Servicing fees	$1,242	$1,239	$1,303	$1,289	$1,296	4.3%	0.5%
Management fees	270	293	368	361	382	41.5	5.8
Trading services:
Direct sales and trading	90	87	94	115	98	8.9	(14.8)
Indirect foreign exchange trading(1)	66	70	65	67	66	—	(1.5)
Total foreign exchange trading	156	157	159	182	164	5.1	(9.9)
Electronic foreign exchange services	44	43	41	41	41	(6.8)	—
Other trading, transition management and brokerage	72	67	67	70	70	(2.8)	—
Total brokerage and other trading services	116	110	108	111	111	(4.3)	—
Total trading services	272	267	267	293	275	1.1	(6.1)
Securities finance	134	156	136	136	133	(0.7)	(2.2)
Processing fees and other	52	98	5	(65)	112	115.4	nm
Total fee revenue	1,970	2,053	2,079	2,014	2,198	11.6	9.1
Net interest income:
Interest income	629	620	647	616	650	3.3	5.5
Interest expense	117	99	110	102	140	19.7	37.3
Net interest income	512	521	537	514	510	(0.4)	(0.8)
Gains (losses) related to investment securities, net:
Gains (losses) from sales of available-for-sale securities, net	2	(1)	6	2	(40)
Losses from other-than-temporary impairment, net	—	—	(2)	—	—
Gains (losses) related to investment securities, net	2	(1)	4	2	(40)
Total revenue	2,484	2,573	2,620	2,530	2,668	7.4	5.5
Provision for loan losses	4	4	—	2	(2)
Expenses:
Compensation and employee benefits	1,107	989	1,013	1,244	1,166	5.3	(6.3)
Information systems and communications	272	270	285	278	287	5.5	3.2
Transaction processing services	200	201	200	199	197	(1.5)	(1.0)
Occupancy	113	111	107	109	110	(2.7)	0.9
Acquisition and restructuring costs	104	20	42	43	29	(72.1)	(32.6)
Other	254	269	337	310	297	16.9	(4.2)
Total expenses	2,050	1,860	1,984	2,183	2,086	1.8	(4.4)
Income before income tax expense	430	709	636	345	584	35.8	69.3
Income tax expense (benefit)	62	92	72	(248)	82	32.3	nm
Net income (loss) from non-controlling interest	—	2	(1)	—	—	nm	nm
Net income	$368	$619	$563	$593	$502	36.4	(15.3)
Effective tax rate	14.4%	12.9%	11.4%	(72.3)%	14.0%

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS (Continued)

	Quarters					Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q16	2Q16	3Q16	4Q16	1Q17	1Q17 vs. 1Q16		1Q17 vs. 4Q16
Adjustments to net income:
Dividends on preferred stock	$(49)	$(33)	$(55)	$(36)	$(55)	12.2%		52.8%
Earnings allocated to participating securities	—	(1)	(1)	—	(1)	nm		nm
Net income available to common shareholders	$319	$585	$507	$557	$446	39.8		(19.9)
Earnings per common share:
Basic	$.80	$1.48	$1.31	$1.45	$1.17	46.3		(19.3)
Diluted	.79	1.47	1.29	1.43	1.15	45.6		(19.6)
Average common shares outstanding:
Basic	399,421	394,160	388,358	384,115	381,224	(4.6)		(0.8)
Diluted	403,615	398,847	393,212	389,046	386,417	(4.3)		(0.7)
Cash dividends declared per common share	$.34	$.34	$.38	$.38	$.38	11.8		—
Closing price per share of common stock (as of quarter end)	58.52	53.92	69.63	77.72	79.61	36.0		2.4
Financial ratios:
Return on average common equity	6.8%	12.4%	10.6%	12.1%	9.9%	310	bps	(220)	bps
Pre-tax operating margin	17.3	27.6	24.3	13.6	21.9	460		830
After-tax margin	12.8	22.7	19.4	22.0	16.7	390		(530)
Common dividend payout ratio	42.5	22.7	28.9	26.1	32.1	(24.5)%		23.0%

(1) We calculate revenue for indirect foreign exchange using an attribution methodology. This methodology takes into consideration estimated effective mark-ups/downs and observed client volumes. Direct sales and trading revenue is total foreign exchange trading revenue excluding the revenue attributed to indirect foreign exchange.

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STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED STATEMENT OF CONDITION
	As of Quarter End					% Change
(Dollars in millions, except per share amounts)	1Q16	2Q16	3Q16	4Q16	1Q17	1Q17 vs. 1Q16	1Q17 vs. 4Q16
Assets:
Cash and due from banks	$3,735	$4,673	$3,490	$1,314	$2,909	(22.1)%	121.4%
Interest-bearing deposits with banks	65,032	75,169	79,090	70,935	66,789	2.7	(5.8)
Securities purchased under resale agreements	3,722	2,010	2,442	1,956	2,181	(41.4)	11.5
Trading account assets	873	890	1,063	1,024	945	8.2	(7.7)
Investment securities:
Investment securities available-for-sale	71,086	72,735	71,520	61,998	58,810	(17.3)	(5.1)
Investment securities held-to-maturity(1)	31,212	30,386	28,368	35,169	35,829	14.8	1.9
Total investment securities	102,298	103,121	99,888	97,167	94,639	(7.5)	(2.6)
Loans and leases, net(2)	19,140	19,788	21,451	19,704	22,486	17.5	14.1
Premises and equipment, net(3)	1,949	1,994	2,042	2,062	2,101	7.8	1.9
Accrued interest and fees receivable	2,371	2,399	2,594	2,644	2,690	13.5	1.7
Goodwill	5,733	5,671	5,911	5,814	5,855	2.1	0.7
Other intangible assets	1,749	1,682	1,849	1,750	1,710	(2.2)	(2.3)
Other assets	37,083	37,989	36,320	38,328	34,497	(7.0)	(10.0)
Total assets	$243,685	$255,386	$256,140	$242,698	$236,802	(2.8)	(2.4)
Liabilities:
Deposits:
Non-interest-bearing	$54,248	$57,268	$60,545	$59,397	$56,786	4.7	(4.4)
Interest-bearing -- U.S.	31,159	33,060	33,767	30,911	26,746	(14.2)	(13.5)
Interest-bearing -- Non-U.S.	100,109	102,802	104,454	96,855	99,933	(0.2)	3.2
Total deposits	185,516	193,130	198,766	187,163	183,465	(1.1)	(2.0)
Securities sold under repurchase agreements	4,224	4,350	4,364	4,400	4,003	(5.2)	(9.0)
Other short-term borrowings	1,706	1,712	1,413	1,585	1,177	(31.0)	(25.7)
Accrued expenses and other liabilities	20,388	22,166	17,582	16,901	15,469	(24.1)	(8.5)
Long-term debt	10,323	11,924	11,834	11,430	11,394	10.4	(0.3)
Total liabilities	222,157	233,282	233,959	221,479	215,508	(3.0)	(2.7)
Shareholders' equity:
Preferred stock, no par, 3,500,000 shares authorized:
Series C, 5,000 shares issued and outstanding	491	491	491	491	491	—	—
Series D, 7,500 shares issued and outstanding	742	742	742	742	742	—	—
Series E, 7,500 shares issued and outstanding	728	728	728	728	728	—	—
Series F, 7,500 shares issued and outstanding	742	742	742	742	742	—	—
Series G, 5,000 shares issued and outstanding	—	493	493	493	493	nm	—
Common stock, $1 par, 750,000,000 shares authorized(4)	504	504	504	504	504	—	—
Surplus	9,739	9,767	9,778	9,782	9,796	0.6	0.1
Retained earnings	16,233	16,686	17,047	17,459	17,762	9.4	1.7
Accumulated other comprehensive income (loss)	(964)	(997)	(993)	(2,040)	(1,805)	87.2	(11.5)
Treasury stock, at cost(5)	(6,719)	(7,083)	(7,382)	(7,682)	(8,159)	21.4	6.2
Total shareholders' equity	21,496	22,073	22,150	21,219	21,294	(0.9)	0.4
Non-controlling interest-equity	32	31	31	—	—
Total equity	21,528	22,104	22,181	21,219	21,294
Total liabilities and equity	$243,685	$255,386	$256,140	$242,698	$236,802	(2.8)	(2.4)

nm Not meaningful
	1Q16	2Q16	3Q16	4Q16	1Q17
(1) Fair value of investment securities held-to-maturity	$31,555	$30,895	$28,780	$34,994	$35,694
(2) Allowance for loan losses	47	51	51	53	51
(3) Accumulated depreciation for premises and equipment	4,929	3,164	3,271	3,333	3,463
(4) Common stock shares issued	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642
(5) Treasury stock shares	108,316,401	114,229,535	118,309,341	121,940,502	127,520,264

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE AND PERIOD-END BALANCE SHEET TRENDS

	Quarters					% Change
Average Balance Sheet Mix	1Q16	2Q16	3Q16	4Q16	1Q17	1Q17 vs. 1Q16	1Q17 vs. 4Q16
Investment securities and short-duration instruments	78.5%	78.4%	78.7%	78.2%	78.3%	(0.3)%	0.1%
Loans and leases	8.3	8.1	8.0	8.6	9.2	10.8	7.0
Non-interest-earning assets	13.2	13.5	13.3	13.2	12.5	(5.3)	(5.3)
Total	100.0%	100.0%	100.0%	100.0%	100.0%
Client funds bearing interest	59.0%	60.2%	60.3%	58.8%	59.9%	1.5	1.9
Client funds not bearing interest	20.1	18.3	19.1	20.5	20.2	0.5	(1.5)
Other non-interest-bearing liabilities	6.3	7.0	6.0	6.4	4.8	(23.8)	(25.0)
Long-term debt and common shareholders' equity	13.4	13.1	13.2	12.9	13.6	1.5	5.4
Preferred shareholders' equity	1.2	1.4	1.4	1.4	1.5	25.0	7.1
Total	100.0%	100.0%	100.0%	100.0%	100.0%

(Dollars in millions)	Quarters					% Change
Average Asset Backed Securities	1Q16	2Q16	3Q16	4Q16	1Q17	1Q17 vs. 1Q16	1Q17 vs. 4Q16
Fixed	$2,045	$2,023	$1,904	$1,702	$1,285	(37.2)%	(24.5)%
Floating	24,795	24,313	22,988	22,470	21,324	(14.0)	(5.1)
Total	$26,840	$26,336	$24,892	$24,172	$22,609

(Dollars in millions)	Quarters					% Change
Investment Securities - Appreciation (Depreciation)	1Q16	2Q16	3Q16	4Q16	1Q17	1Q17 vs. 1Q16	1Q17 vs. 4Q16
Held-to-maturity:
Amortized cost (book value)	$31,212	$30,386	$28,368	$35,169	$35,829	14.8%	1.9%
Fair value	31,555	30,895	28,780	34,994	35,694	13.1	2.0
Appreciation (depreciation)	343	509	412	(175)	(135)	(139.4)	(22.9)
Available-for-sale:
Amortized cost	70,366	71,720	70,795	61,912	58,658	(16.6)	(5.3)
Fair value (book value)	71,086	72,735	71,520	61,998	58,810	(17.3)	(5.1)
Appreciation (depreciation)	720	1,015	725	86	152	(78.9)	76.7
Pre-tax appreciation (depreciation) related to securities available-for-sale transferred to held-to-maturity	(193)	(197)	35	(194)	(41)	(78.8)	(78.9)
Net pre-tax appreciation (depreciation) related to investment securities portfolio	870	1,327	1,172	(283)	(24)	(102.8)	(91.5)
Net after-tax appreciation (depreciation) related to investment securities portfolio	522	796	703	(170)	(14)	(102.7)	(91.8)

(Dollars in billions)	Quarters					% Change
Securities on Loan	1Q16	2Q16	3Q16	4Q16	1Q17	1Q17 vs. 1Q16	1Q17 vs. 4Q16
Average securities on loan	$334	$348	$347	$353	$368	10.2%	4.2%
End-of-period securities on loan	341	348	348	364	378	10.9	3.8

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER CUSTODY AND ADMINISTRATION

	Quarters					% Change
(Dollars in billions)	1Q16	2Q16	3Q16	4Q16	1Q17	1Q17 vs. 1Q16	1Q17 vs. 4Q16
Assets Under Custody and Administration
By Product Classification:
Mutual funds	$6,728	$6,734	$6,906	$6,841	$7,033	4.5%	2.8%
Collective funds, including ETFs	7,000	7,234	7,541	7,501	8,024	14.6	7.0
Pension products	5,197	5,496	5,671	5,584	5,775	11.1	3.4
Insurance and other products	8,018	8,322	9,060	8,845	9,001	12.3	1.8
Total Assets Under Custody and Administration	$26,943	$27,786	$29,178	$28,771	$29,833	10.7	3.7
By Financial Instrument:
Equities	$14,433	$14,960	$16,012	$15,833	$16,651	15.4	5.2
Fixed-income	9,199	9,530	9,891	9,665	9,786	6.4	1.3
Short-term and other investments	3,311	3,296	3,275	3,273	3,396	2.6	3.8
Total Assets Under Custody and Administration	$26,943	$27,786	$29,178	$28,771	$29,833	10.7	3.7
By Geographic Location(1):
North America	$20,505	$21,072	$21,561	$21,544	$22,361	9.1	3.8
Europe/Middle East/Africa	5,159	5,356	6,107	5,734	5,979	15.9	4.3
Asia/Pacific	1,279	1,358	1,510	1,493	1,493	16.7	—
Total Assets Under Custody and Administration	$26,943	$27,786	$29,178	$28,771	$29,833	10.7	3.7
Assets Under Custody(2)
By Product Classification:
Mutual funds	$6,363	$6,361	$6,461	$6,395	$6,499	2.1	1.6
Collective funds, including ETFs	5,589	5,788	6,080	6,100	6,601	18.1	8.2
Pension products	4,673	4,947	5,107	5,039	5,212	11.5	3.4
Insurance and other products	4,163	4,258	4,262	4,191	4,193	0.7	—
Total Assets Under Custody	$20,788	$21,354	$21,910	$21,725	$22,505	8.3	3.6
By Geographic Location(1):
North America	$16,420	$16,756	$17,074	$17,083	$17,747	8.1	3.9
Europe/Middle East/Africa	3,422	3,584	3,698	3,508	3,635	6.2	3.6
Asia/Pacific	946	1,014	1,138	1,134	1,123	18.7	(1.0)
Total Assets Under Custody	$20,788	$21,354	$21,910	$21,725	$22,505	8.3	3.6

(1) Geographic mix is based on the location at which the assets are serviced.
(2) Assets under custody are a component of assets under custody and administration presented above.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER MANAGEMENT

	Quarters					% Change
(Dollars in billions)	1Q16	2Q16	3Q16	4Q16	1Q17	1Q17 vs. 1Q16	1Q17 vs. 4Q16
Assets Under Management
By Asset Class and Investment Approach:
Equity:
Active	$32	$32	$70	$73	$77	140.6%	5.5%
Passive	1,295	1,275	1,340	1,401	1,482	14.4	5.8
Total Equity	1,327	1,307	1,410	1,474	1,559	17.5	5.8
Fixed-Income:
Active	17	17	73	70	69	305.9	(1.4)
Passive	310	318	318	308	312	0.6	1.3
Total Fixed-Income	327	335	391	378	381	16.5	0.8
Cash(1)	381	380	351	333	335	(12.1)	0.6
Multi-Asset-Class Solutions:
Active	17	17	19	19	19	11.8	—
Passive	92	100	106	107	113	22.8	5.6
Total Multi-Asset-Class Solutions	109	117	125	126	132	21.1	4.8
Alternative Investments(2):
Active	18	18	29	28	26	44.4	(7.1)
Passive	134	144	140	129	128	(4.5)	(0.8)
Total Alternative Investments	152	162	169	157	154	1.3	(1.9)
Total Assets Under Management	$2,296	$2,301	$2,446	$2,468	$2,561	11.5	3.8
By Geographic Location(3):
North America	$1,491	$1,501	$1,641	$1,691	$1,772	18.8	4.8
Europe/Middle East/Africa	496	492	495	482	486	(2.0)	0.8
Asia/Pacific	309	308	310	295	303	(1.9)	2.7
Total Assets Under Management	$2,296	$2,301	$2,446	$2,468	$2,561	11.5	3.8

(1) Includes both floating- and constant-net-asset-value portfolios held in commingled structures or separate accounts.
(2) Includes real estate investment trusts, currency and commodities, including SPDR® Gold Fund and SPDR® Long Dollar Gold Trust Fund. State Street is not the investment manager for SPDR® Gold Fund and SPDR® Long Dollar Gold Trust Fund, but acts as marketing agent.

(3) Geographic mix is based on client location or fund management location.

Exchange-Traded Funds(1)
By Asset Class:
Alternative investments	$45	$54	$54	$42	$46	2.2%	9.5%
Cash	3	2	2	2	2	(33.3)	—
Equity	349	348	370	426	457	30.9	7.3
Fixed-income	46	48	52	51	53	15.2	3.9
Total Exchange-Traded Funds	$443	$452	$478	$521	$558	26.0	7.1

(1) Exchange-traded funds are a component of assets under management presented above.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO HOLDINGS BY ASSET CLASS

	Ratings
March 31, 2017	UST/AGY	AAA	AA	A	BBB	<BBB	NR	Book Value(1)	Book Value (% Total)	Net Unrealized After-tax MTM Gain/(Loss) (In millions)(2)	Fixed Rate/ Floating Rate
Government & agency securities	77%	11%	7%	5%	—%	—%	—%	$26.7	28.3%	$20	98% / 2%
Asset-backed securities	—	69	19	2	6	4	—	22.8	24.1	14	5% / 95%
Student loans	—	41	36	2	15	6	—	8.5	37.3	(27)
Credit cards	—	100	—	—	—	—	—	2.7	11.8	(10)
Auto & equipment	—	90	8	2	—	—	—	2.2	9.6	2
Non-US residential mortgage backed securities	—	85	9	3	1	2	—	7.7	33.8	50
Collateralized loan obligation	—	99	1	—	—	—	—	1.0	4.4	6
Sub-prime	—	10	16	19	3	52	—	0.3	1.3	(8)
Other	—	26	74	—	—	—	—	0.4	1.8	1
Mortgage-backed securities	95	4	—	—	—	1	—	22.4	23.7	(151)	92% / 8%
Agency MBS	100	—	—	—	—	—	—	21.1	94.6	(157)
Non-Agency MBS	—	73	2	1	5	19	—	1.3	5.4	6
CMBS	37	61	1	—	—	1	—	4.1	4.3	(20)	69% / 31%
Corporate bonds	—	—	17	51	31	1	—	3.5	3.7	(3)	90% / 10%
Covered bonds	—	100	—	—	—	—	—	3.8	4.0	13	12% / 88%
Municipal bonds	—	33	63	4	—	—	—	7.8	8.3	98	99% / 1%
Clipper tax-exempt bonds/other	—	48	38	11	1	—	2	3.4	3.6	15	28% / 72%
Total Portfolio	46%	32%	14%	4%	3%	1%	—%	$94.5	100.0%	$(14)	67% / 33%

Book Value	$43.3	$30.0	$13.0	$4.4	$2.7	$1.1	$—	$94.5

(1) Portfolio amounts are expressed at book value; book value includes the amortized cost of transferred securities at the time they were transferred.
(2) At March 31, 2017 the after-tax unrealized MTM gain/(loss) includes after-tax unrealized gain on securities available-for-sale of $91 million, after-tax unrealized loss on securities held-to-maturity of $(81) million and after-tax unrealized loss primarily related to securities previously transferred from available-for-sale to held to maturity of $(24) million.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO NON-U.S. INVESTMENTS

			Book Value (In billions)
March 31, 2017	Book Value (In billions)	Average Rating	Gov't/Agency(1)	ABS FRMBS	ABS All Other	Corporate Bonds	Covered Bonds	Other
United Kingdom	$5.6	AAA	$—	$3.3	$1.4	$0.2	$0.7	$—
Australia	4.6	AAA	0.6	1.9	0.3	0.3	0.5	1.0
Canada	3.0	AAA	1.9	—	—	0.1	1.0	—
Netherlands	1.8	AAA	—	1.5	0.1	0.1	0.1	—
Japan	1.4	A	1.4	—	—	—	—	—
France	1.3	AA	0.5	0.1	0.2	0.2	0.3	—
Germany	0.9	AAA	0.1	—	0.8	—	—	—
Italy	0.8	AA	—	0.5	0.3	—	—	—
Korea	0.7	AA	0.7	—	—	—	—	—
Norway	0.5	AAA	—	—	—	—	0.5	—
Spain	0.4	A	—	0.2	0.2	—	—	—
Finland	0.2	AAA	—	—	—	—	0.2	—
Ireland	0.1	AAA	—	0.1	—	—	—	—
Other	1.7	AA	0.9	0.1	—	0.2	0.5	—
Total Non-U.S. Investments(2)	$23.0		$6.1	$7.7	$3.3	$1.1	$3.8	$1.0
U.S. Investments	71.5
Total Portfolio	$94.5

(1) Sovereign debt is reflected in the government agency column.
(2) Country of collateral used except for corporates where country of issuer is used; excludes equity securities of approximately $18.7 million.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION

    In addition to presenting State Street’s financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents results on a non-GAAP, or "operating" basis, as it believes that this presentation supports additional meaningful analysis and comparisons of trends with respect to State Street’s business operations from period to period, as well as information (such as capital ratios calculated under regulatory standards scheduled to be effective in the future or other standards) that management also uses in evaluating State Street’s business and activities.

    Our operating-basis financial results adjust our GAAP-basis financial results to both: (1) exclude the impact of revenue and expenses outside of State Street’s normal course of business, such as restructuring charges; and (2) present revenue from non-taxable sources, such as interest income from tax-exempt investment securities and processing fees and other revenue associated with tax-advantaged adjustments, on a fully taxable-equivalent basis. Management believes that operating-basis financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends, including providing additional insight into our underlying margin and profitability, in addition to financial information prepared and reported in conformity with GAAP. The tax-equivalent adjustments allow for more meaningful comparisons of yields and margins on assets and the evaluation of investment opportunities with different tax profiles.

    Beginning with the first quarter of 2017, we are simplifying our operating-basis presentation of our financial results and will no longer exclude, as part of the non-ordinary course adjustment, the effects of gains/losses on sales of businesses or the discount accretion associated with former conduit securities. In the first quarter of 2017, those effects were a $30 million pre-tax gain on the sale of our transfer agency joint venture interests and $5 million of discount accretion, for a total increase in revenue of $35 million relative to our historical operating-basis presentation. We believe that that these changes to our operating-basis presentation simplify the overall presentation of our financial results, making them easier to understand, while, overall, continuing to facilitate a useful and helpful additional understanding of our financial results.

    We also believe that the use of other non-GAAP financial measures in the calculation of identified capital ratios is useful to understanding State Street's capital position and is of interest to investors. Additionally, management may present revenue and expense measures on a constant currency (non-GAAP) basis to identify the significance of changes in foreign currency exchange rates (which often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange rates to current period results.

    We provide forward-looking financial estimates and expectations on an operating basis (non-GAAP) because information needed to provide corresponding GAAP-basis information is primarily dependent on future events or conditions that may be uncertain and are difficult to predict or estimate. Management is therefore, in general, is unable to provide a reconciliation of our operating-basis forward-looking financial estimates and expectations to a GAAP-basis presentation.

Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION
	Quarters					Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q16	2Q16	3Q16	4Q16	1Q17	1Q17 vs. 1Q16		1Q17 vs. 4Q16
Total Revenue(1)(2):
Total revenue, GAAP-basis	$2,484	$2,573	$2,620	$2,530	$2,668	7.4%		5.5%
Adjustment to processing fees and other revenue (see below)	63	34	134	186	70
Adjustment to net interest income (see below)	27	25	—	33	43
Adjustment to servicing and management fee revenue (see below)	—	43	—	—	—
Total revenue, operating-basis	$2,574	$2,675	$2,754	$2,749	$2,781	8.0		1.2

Fee Revenue(1):
Total fee revenue, GAAP-basis	$1,970	$2,053	$2,079	$2,014	$2,198	11.6		9.1
Tax-equivalent adjustment associated with tax-advantaged investments	63	87	134	186	70
Gain on sale of WM/Reuters Business	—	(53)	—	—	—
Expense billing matter, net	—	43	—	—	—
Total fee revenue, operating-basis	$2,033	$2,130	$2,213	$2,200	$2,268	11.6		3.1

Servicing Fees:
Total servicing fees, GAAP-basis	$1,242	$1,239	$1,303	$1,289	$1,296	4.3		0.5
Expense billing matter	—	48	—	—	—
Total servicing fees, operating-basis	$1,242	$1,287	$1,303	$1,289	$1,296	4.3		0.5

Management Fees:
Total management fees, GAAP-basis	$270	$293	$368	$361	$382	41.5		5.8
Expense billing matter	—	(5)	—	—	—
Total management fees, operating-basis	$270	$288	$368	$361	$382	41.5		5.8

Processing Fees and Other Revenue(1):
Total processing fees and other revenue, GAAP-basis	$52	$98	$5	$(65)	$112	115.4		nm
Tax-equivalent adjustment associated with tax-advantaged investments	63	87	134	186	70
Gain on sale of WM/Reuters Business	—	(53)	—	—	—
Total processing fees and other revenue, operating-basis	$115	$132	$139	$121	$182	58.3		50.4

Net Interest Income & Net Interest Margin(2)(3):
Net interest income, GAAP-basis	$512	$521	$537	$514	$510	(0.4)%		(0.8)%
Tax-equivalent adjustment associated with tax-exempt investment securities	42	40	42	43	43
Net interest income, fully taxable-equivalent basis	$554	$561	$579	$557	$553
Average interest earning assets	194,081	198,243	202,155	202,194	191,840
Net interest margin, fully taxable-equivalent basis	1.15%	1.14%	1.14%	1.09%	1.17%	2	bps	8	bps

Net interest income, fully taxable-equivalent basis	$554	$561	$579	$557	$553
Discount accretion associated with former conduit securities	(15)	(15)	(42)	(10)	—
Net interest income, operating-basis	$539	$546	$537	$547	$553	2.6%		1.1%
Average interest earning assets	194,081	198,243	202,155	202,194	191,840
Net interest margin, operating-basis	1.12%	1.11%	1.06%	1.08%	1.17%	5	bps	9	bps
Effect of discount accretion	0.03%	0.03%	0.08%	0.01%	—%

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION (Continued)
	Quarters					Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q16	2Q16	3Q16	4Q16	1Q17	1Q17 vs. 1Q16		1Q17 vs. 4Q16
Expenses:
Total expenses, GAAP-basis	$2,050	$1,860	$1,984	$2,183	$2,086	1.8%		(4.4)%
Severance costs associated with staffing realignment	(3)	3	9	2	—
Provisions for legal contingencies	—	—	(42)	1	—
Expense billing matter, net	—	(15)	—	—	—
Acquisition costs	(7)	(7)	(33)	(22)	(12)
Restructuring charges, net	(97)	(13)	(9)	(21)	(17)
Total expenses, operating-basis	$1,943	$1,828	$1,909	$2,143	$2,057	5.9		(4.0)

Compensation and Employee Benefits Expenses:
Total compensation and employee benefits expenses, GAAP-basis	$1,107	$989	$1,013	$1,244	$1,166	5.3		(6.3)
Severance costs associated with staffing realignment	(3)	3	9	2	—
Total compensation and employee benefits expenses, operating-basis	$1,104	$992	$1,022	$1,246	$1,166	5.6		(6.4)

Other Expenses:
Total other expenses, GAAP-basis	$254	$269	$337	$310	$297	16.9		(4.2)
Provisions for legal contingencies	—	—	(42)	1	—
Expense billing matter, net	—	(15)	—	—	—
Total other expenses, operating-basis	$254	$254	$295	$311	$297	16.9		(4.5)

Income Before Income Tax Expense:
Income before income tax expense, GAAP-basis	$430	$709	$636	$345	$584	35.8		69.3
Net pre-tax effect of non-operating adjustments to revenue and expenses	197	134	209	259	142
Income before income tax expense, operating-basis	$627	$843	$845	$604	$726	15.8		20.2

Pre-tax operating margin(4):
Pre-tax operating margin, GAAP-basis	17.3%	27.6%	24.3%	13.6%	21.9%	460	bps	830	bps
Net effect of non-operating adjustments	7.1	3.9	6.4	8.4	4.2
Pre-tax operating margin, operating-basis	24.4%	31.5%	30.7%	22.0%	26.1%	170	bps	410	bps

Income Tax Expense:
Income tax expense (benefit), GAAP-basis	$62	$92	$72	$(248)	$82	32.3%		nm
Aggregate tax-equivalent adjustments	105	127	176	229	113
Net tax effect of non-operating adjustments	15	10	8	10	7
Income tax expense (benefit), operating-basis	$182	$229	$256	$(9)	$202	11.0		nm

Effective Tax Rate:
Income before income tax expense, operating-basis	$627	$843	$845	$604	$726	15.8		20.2
Income tax expense, operating-basis	182	229	256	(9)	202
Effective tax rate, operating-basis	29.1%	27.0%	30.3%	(1.5)%	27.8%	(130)	bps	2,930	bps

Net Income Available to Common Shareholders:
Net income available to common shareholders, GAAP-basis	$319	$585	$507	$557	$446	39.8%		(19.9)%
Net after-tax effect of non-operating adjustments to processing fees and other revenue, net interest income, expenses and income tax expense	77	(3)	25	20	22
Net income available to common shareholders, operating-basis	$396	$582	$532	$577	$468	18.2		(18.9)

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION (Continued)
	Quarters					Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q16	2Q16	3Q16	4Q16	1Q17	1Q17 vs. 1Q16		1Q17 vs. 4Q16
Diluted Earnings per Common Share(1)(2):
Diluted earnings per common share, GAAP-basis	$.79	$1.47	$1.29	$1.43	$1.15	45.6%		(19.6)%
Severance costs associated with staffing realignment	.01	(.01)	(.01)	—	—
Provisions for legal contingencies	—	—	.11	.02	—
Expense billing matter, net	—	.10	—	—	—
Acquisition costs	.01	.01	.05	.03	.02
Restructuring charges, net	.15	.02	.01	.02	.03
Effect on income tax of non-operating adjustments	.04	(.01)	(.03)	(.01)	.01
Discount accretion associated with former conduit securities	(.02)	(.02)	(.07)	(.01)	—
Gain on sale of WM/Reuters Business	—	(.10)	—	—	—
Diluted earnings per common share, operating-basis	$.98	$1.46	$1.35	$1.48	$1.21	23.5		(18.2)

Return on Average Common Equity(1)(2):
Return on average common equity, GAAP-basis	6.8%	12.4%	10.6%	12.1%	9.9%	310	bps	(220)	bps
Severance costs associated with staffing realignment	—	(.1)	(.1)	—	—
Provisions for legal contingencies	—	—	.9	.2	—
Expense billing matter, net	—	.8	—	—	—
Acquisition costs	.1	.1	.3	.3	.2
Restructuring charges, net	1.3	.2	.1	.1	.2
Effect on income tax of non-operating adjustments	.4	(.1)	(.2)	(.1)	.1
Discount accretion associated with former conduit securities	(.2)	(.2)	(.5)	(.1)	—
Gain on sale of WM/Reuters Business	—	(.8)	—	—	—
Return on average common equity, operating-basis	8.4%	12.3%	11.1%	12.5%	10.4%	200	bps	(210)	bps

Fee Operating Leverage, GAAP-Basis:
Total fee revenue, GAAP-basis (as reconciled above)	$1,970	$2,053	$2,079	$2,014	$2,198	11.57%		9.14%
Total expenses, GAAP-basis (as reconciled above)	2,050	1,860	1,984	2,183	2,086	1.76		(4.44)
Fee operating leverage, GAAP-basis						981	bps	1,358	bps

Fee Operating Leverage, Operating-Basis(1):
Total fee revenue, operating-basis (as reconciled above)	$2,033	$2,130	$2,213	$2,200	$2,268	11.56%		3.09%
Total expenses, operating-basis (as reconciled above)	1,943	1,828	1,909	2,143	2,057	5.87		(4.01)
Fee operating leverage, operating-basis						569	bps	710	bps

Operating Leverage, GAAP-Basis:
Total revenue, GAAP-basis (as reconciled above)	2,484	2,573	2,620	2,530	2,668	7.41%		5.45%
Total expenses, GAAP-basis (as reconciled above)	2,050	1,860	1,984	2,183	2,086	1.76		(4.44)
Operating leverage, GAAP-basis						565	bps	989	bps

Operating Leverage, Operating-Basis(1)(2):
Total revenue, operating-basis (as reconciled above)	$2,574	$2,675	$2,754	$2,749	$2,781	8.04%		1.16%
Total expenses, operating-basis (as reconciled above)	1,943	1,828	1,909	2,143	2,057	5.87		(4.01)
Operating leverage, operating-basis						217	bps	517	bps

(1) The first quarter of 2017 GAAP and operating-basis results include a pre-tax gain of approximately $30 million on the sale of State Street's interest in Boston Financial Data Services, Inc. (BFDS) and International Financial Data Services Limited (IFDS Ltd), reflecting a change in our operating-basis presentation effective the first quarter of 2017 to include gains/losses on sales of businesses. In second quarter of 2016, under our historical presentation, operating-basis results excluded a $53 million pre-tax gain on the sale of WM/Reuters business, and such results have not been revised.

(2) Beginning in the first quarter of 2017, management will no longer present discount accretion associated with former conduit securities as an operating-basis adjustment. Therefore, first quarter 2017 GAAP and operating-basis results included $5 million of discount accretion.  In the first, second, third and fourth quarters of 2016, operating-basis net interest income excluded $15 million, $15 million, $42 million and $10 million of discount accretion, respectively, and such results have not been revised.

(3) Fully taxable-equivalent net interest margin for the periods presented above represented fully taxable-equivalent net interest income composed of GAAP-basis net interest income plus tax-equivalent adjustments, on an annualized basis, as a percentage of average total interest-earning assets for the quarters presented.

(4) Pre-tax operating margin for the first, second, third and fourth quarters of 2016 and first quarter of 2017 was calculated by dividing income before income tax expense by total revenue.
nm Not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF CONSTANT CURRENCY FX IMPACTS

GAAP-Basis Quarter Comparison
	Reported			Currency Translation Impact		Excluding Currency Impact		% Change Constant Currency
(Dollars in millions)	1Q16	4Q16	1Q17	1Q17 vs. 1Q16	1Q17 vs. 4Q16	1Q17 vs. 1Q16	1Q17 vs. 4Q16	1Q17 vs. 1Q16	1Q17 vs. 4Q16
Fee revenue:
Servicing fees	$1,242	$1,289	$1,296	$(14)	$—	$1,310	$1,296	5.5%	0.5%
Management fees	270	361	382	(5)	1	387	381	43.3	5.5
Trading services	272	293	275	(1)	—	276	275	1.5	(6.1)
Securities finance	134	136	133	—	—	133	133	(0.7)	(2.2)
Processing fees and other	52	(65)	112	(1)	—	113	112	nm	nm
Total fee revenue	1,970	2,014	2,198	(21)	1	2,219	2,197	12.6	9.1
Net interest income	512	514	510	(5)	—	515	510	0.6	(0.8)
Gains (losses) related to investment securities, net	2	2	(40)	—	—	(40)	(40)	nm	nm
Total revenue	$2,484	$2,530	$2,668	$(26)	$1	$2,694	$2,667	8.5	5.4

Expenses:
Compensation and employee benefits	$1,107	$1,244	$1,166	$(13)	$1	$1,179	$1,165	6.5	(6.4)
Information systems and communications	272	278	287	(1)	—	288	287	5.9	3.2
Transaction processing services	200	199	197	(2)	—	199	197	(0.5)	(1.0)
Occupancy	113	109	110	(2)	—	112	110	(0.9)	0.9
Other	358	353	326	(3)	—	329	326	(8.1)	(7.6)
Total expenses	$2,050	$2,183	$2,086	$(21)	$1	$2,107	$2,085	2.8	(4.5)

Operating-Basis Quarter Comparison
	Reported			Currency Translation Impact		Excluding Currency Impact		% Change Constant Currency
(Dollars in millions)	1Q16	4Q16	1Q17	1Q17 vs. 1Q16	1Q17 vs. 4Q16	1Q17 vs. 1Q16	1Q17 vs. 4Q16	1Q17 vs. 1Q16	1Q17 vs. 4Q16
Fee revenue:
Servicing fees	$1,242	$1,289	$1,296	$(14)	$—	$1,310	$1,296	5.5%	0.5%
Management fees	270	361	382	(5)	1	387	381	43.3	5.5
Trading services	272	293	275	(1)	—	276	275	1.5	(6.1)
Securities finance	134	136	133	—	—	133	133	(0.7)	(2.2)
Processing fees and other	115	121	182	(1)	—	183	182	59.1	50.4
Total fee revenue	2,033	2,200	2,268	(21)	1	2,289	2,267	12.6	3.0
Net interest income	539	547	553	(5)	—	558	553	3.5	1.1
Gains (losses) related to investment securities, net	2	2	(40)	—	—	(40)	(40)	nm	nm
Total revenue	$2,574	$2,749	$2,781	$(26)	$1	$2,807	$2,780	9.1	1.1

Expenses:
Compensation and employee benefits	$1,104	$1,246	$1,166	$(13)	$1	$1,179	$1,165	6.8	(6.5)
Information systems and communications	272	278	287	(1)	—	288	287	5.9	3.2
Transaction processing services	200	199	197	(2)	—	199	197	(0.5)	(1.0)
Occupancy	113	109	110	(2)	—	112	110	(0.9)	0.9
Other	254	311	297	(3)	—	300	297	18.1	(4.5)
Total expenses	$1,943	$2,143	$2,057	$(21)	$1	$2,078	$2,056	6.9	(4.1)

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
REGULATORY CAPITAL

     The accompanying materials present capital ratios in addition to, or adjusted from, those calculated in conformity with applicable regulatory requirements. These include capital ratios based on tangible common equity, as well as capital ratios adjusted to reflect our estimate of the impact of the relevant Basel III requirements, as specified in the July 2013 final rule issued by the Board of Governors of the Federal Reserve System, referred to as the Basel III final rule. These non-regulatory and adjusted capital measures are non-GAAP financial measures. Management currently calculates the non-GAAP capital ratios presented in the news release to aid in its understanding of State Street’s capital position under a variety of standards, including currently applicable and transitioning regulatory requirements. Management believes that the use of the non-GAAP capital ratios presented in the accompanying materials similarly aids in an investor's understanding of State Street's capital position and therefore is of interest to investors.

     The common equity tier 1 risk-based capital, or CET1, tier 1 risk-based capital, total risk-based capital and tier 1 leverage ratios have each been calculated in conformity with applicable regulatory requirements as of the dates that each was first publicly disclosed. The capital component, or numerator, of these ratios was calculated in conformity with the provisions of the Basel III final rule. For the periods below the total risk-weighted assets component, or denominator, used in the calculation of the CET1, tier 1 risk-based capital and total risk-based capital ratios were each calculated in conformity with the advanced approaches and standardized approach provisions of Basel III, as the case may be.

     The advanced approaches-based ratios (actual and estimated) included in this presentation reflect calculations and determinations with respect to our capital and related matters, based on State Street and external data, quantitative formula, statistical models, historical correlations and assumptions, collectively referred to as “advanced systems,” in effect and used by us for those purposes as of the respective date of each ratio’s first public announcement. Significant components of these advanced systems involve the exercise of judgment by us and our regulators, and these advanced systems may not, individually or collectively, precisely represent or calculate the scenarios, circumstances, outputs or other results for which they are designed or intended. Due to the influence of changes in these advanced systems, whether resulting from changes in data inputs, regulation or regulatory supervision or interpretation, State Street-specific or market activities or experiences or other updates or factors, we expect that our advanced systems and our capital ratios calculated in conformity with the Basel III framework will change and may be volatile over time, and that those latter changes or volatility could be material as calculated and measured from period to period.

     The tangible common equity, or TCE, ratio is an additional capital ratio that management believes provides context useful in understanding and assessing State Street's capital adequacy. The TCE ratio is calculated by dividing consolidated total common shareholders’ equity by consolidated total assets, after reducing both amounts by goodwill and other intangible assets net of related deferred taxes. Total assets reflected in the TCE ratio also exclude cash balances on deposit at the Federal Reserve Bank and other central banks in excess of required reserves. The TCE ratio is not required by GAAP or by banking regulations, but is a metric used by management to evaluate the adequacy of State Street’s capital levels. Since there is no authoritative requirement to calculate the TCE ratio, our TCE ratio is not necessarily comparable to similar capital measures disclosed or used by other companies in the financial services industry. Tangible common equity and adjusted tangible assets are non-GAAP financial measures and should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP or other applicable requirements. Reconciliations with respect to the calculation of the TCE ratios are provided on page 16 of this earnings release addendum.

The following table presents State Street's regulatory capital ratios and underlying components, calculated in conformity with applicable regulatory requirements as described above.

	Quarters
	1Q16		2Q16		3Q16		4Q16		1Q17
(Dollars in millions)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)
RATIOS:
Common equity tier 1 capital	12.3%	12.5%	12.0%	12.0%	12.3%	12.5%	11.7%	11.6%	11.2%	11.5%
Tier 1 capital	14.9	15.1	15.0	15.0	15.4	15.7	14.8	14.7	14.4	14.7
Total capital	17.1	17.3	17.1	17.1	17.6	17.9	16.0	16.0	15.4	15.9
Tier 1 leverage	6.9	6.9	7.0	7.0	6.8	6.8	6.5	6.5	6.8	6.8

Supporting Calculations:
Common equity tier 1 capital	$12,404	$12,404	$12,518	$12,518	$12,269	$12,269	$11,624	$11,624	$11,319	$11,319
Total risk-weighted assets	100,633	99,617	104,012	104,492	99,736	98,374	99,301	99,876	100,843	98,494
Common equity tier 1 risk-based capital	12.3%	12.5%	12.0%	12.0%	12.3%	12.5%	11.7%	11.6%	11.2%	11.5%

Tier 1 capital	$15,032	$15,032	$15,642	$15,642	$15,407	$15,407	$14,717	$14,717	$14,475	$14,475
Total risk-weighted assets	100,633	99,617	104,012	104,492	99,736	98,374	99,301	99,876	100,843	98,494
Tier 1 risk-based capital ratio	14.9%	15.1%	15.0%	15.0%	15.4%	15.7%	14.8%	14.7%	14.4%	14.7%

Total capital	$17,191	$17,248	$17,794	$17,869	$17,560	$17,632	$15,909	$15,967	$15,542	$15,617
Total risk-weighted assets	100,633	99,617	104,012	104,492	99,736	98,374	99,301	99,876	100,843	98,494
Total risk-based capital ratio	17.1%	17.3%	17.1%	17.1%	17.6%	17.9%	16.0%	16.0%	15.4%	15.9%

Tier 1 capital	$15,032	$15,032	$15,642	$15,642	$15,407	$15,407	$14,717	$14,717	$14,475	$14,475
Adjusted quarterly average assets	217,029	217,029	222,666	222,666	226,093	226,093	226,310	226,310	212,361	212,361
Tier 1 leverage ratio	6.9%	6.9%	7.0%	7.0%	6.8%	6.8%	6.5%	6.5%	6.8%	6.8%
(1) CET1, tier 1 capital, total capital and tier 1 leverage ratios for each period above were calculated in conformity with the advanced approaches provisions of the Basel III final rule.
(2) CET1, tier 1 capital, total capital, and tier 1 leverage ratios for each period above were calculated in conformity with the standardized approach provisions of the Basel III final rule.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF TANGIBLE COMMON EQUITY RATIO

The following table presents the calculation of State Street's ratios of tangible common equity to total tangible assets.
		Quarters
(Dollars in millions)		1Q16	2Q16	3Q16	4Q16	1Q17
Consolidated total assets		$243,685	$255,386	$256,140	$242,698	$236,802
Less:
Goodwill		5,733	5,671	5,911	5,814	5,855
Other intangible assets		1,749	1,682	1,849	1,750	1,710
Cash balances held at central banks in excess of required reserves		58,639	67,710	67,571	62,037	59,780
Adjusted assets		177,564	180,323	180,809	173,097	169,457
Plus related deferred tax liabilities		698	688	685	655	649
Total tangible assets	A	$178,262	$181,011	$181,494	$173,752	$170,106
Consolidated total common shareholders' equity		$18,793	$18,877	$18,954	$18,023	$18,098
Less:
Goodwill		5,733	5,671	5,911	5,814	5,855
Other intangible assets		1,749	1,682	1,849	1,750	1,710
Adjusted equity		11,311	11,524	11,194	10,459	10,533
Plus related deferred tax liabilities		698	688	685	655	649
Total tangible common equity	B	$12,009	$12,212	$11,879	$11,114	$11,182
Tangible common equity ratio	B/A	6.7%	6.7%	6.5%	6.4%	6.6%

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF FULLY PHASED-IN CAPITAL RATIOS

Fully phased-in pro-forma estimates of common equity tier 1 capital include 100% of the accumulated other comprehensive income component of common shareholder’s equity, including accumulated other comprehensive income attributable to available-for-sale securities, cash flow hedges and defined benefit pension plans, as well as 100% of applicable deductions, including but not limited to, intangible assets net of deferred tax liabilities. Fully phased-in pro-forma estimates of tier 1 and total capital both reflect the transition of trust preferred capital securities from tier 1 capital to total capital. For both Basel III advanced and standardized approaches, fully phased-in pro-forma estimates of risk-weighted assets reflect the exclusion of intangible assets, offset by additions related to non-significant equity exposures and deferred tax assets related to temporary differences. All fully phased-in ratios are preliminary estimates, based on our interpretations of the Basel III final rule as of the date each such ratio was first announced publicly and as applied to our businesses and operations as of the date of such ratio.

The following tables reconcile our fully phased-in estimated pro-forma common equity tier 1 capital, tier 1 capital, total capital and tier 1 leverage ratios, calculated in conformity with the Basel III final rule, as of the dates indicated, to those same ratios calculated in conformity with the applicable regulatory requirements as of such dates.

As of March 31, 2017 (Dollars in millions)	Basel III Advanced Approaches	Phase-In Provisions	Basel III Advanced Approaches Fully Phased-In Pro-Forma Estimate	Basel III Standardized Approach	Phase-In Provisions	Basel III Standardized Approach Fully Phased-In Pro-Forma Estimate
Common equity tier 1 capital	$11,319	$(339)	$10,980	$11,319	$(339)	$10,980
Tier 1 capital	14,475	(299)	14,176	14,475	(299)	14,176
Total capital	15,542	(299)	15,243	15,617	(299)	15,318
Risk weighted assets	100,843	134	100,977	98,494	127	98,621
Adjusted average assets	212,361	(270)	212,091	212,361	(270)	212,091

Capital ratios:
Common equity tier 1 capital	11.2%		10.9%	11.5%		11.1%
Tier 1 capital	14.4		14.0	14.7		14.4
Total capital	15.4		15.1	15.9		15.5
Tier 1 leverage	6.8		6.7	6.8		6.7

As of December 31, 2016 (Dollars in millions)	Basel III Advanced Approaches	Phase-In Provisions	Basel III Advanced Approaches Fully Phased-In Pro-Forma Estimate	Basel III Standardized Approach	Phase-In Provisions	Basel III Standardized Approach Fully Phased-In Pro-Forma Estimate
Common equity tier 1 capital	$11,624	$(769)	$10,855	$11,624	$(769)	$10,855
Tier 1 capital	14,717	(666)	14,051	14,717	(666)	14,051
Total capital	15,909	(667)	15,242	15,967	(667)	15,300
Risk weighted assets	99,301	33	99,334	99,876	31	99,907
Adjusted average assets	226,310	(474)	225,836	226,310	(474)	225,836

Capital ratios:
Common equity tier 1 capital	11.7%		10.9%	11.6%		10.9%
Tier 1 capital	14.8		14.1	14.7		14.1
Total capital	16.0		15.3	16.0		15.3
Tier 1 leverage	6.5		6.2	6.5		6.2

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF FULLY PHASED-IN CAPITAL RATIOS (Continued)

As of September 30, 2016 (Dollars in millions)	Basel III Advanced Approaches	Phase-In Provisions	Basel III Advanced Approaches Fully Phased-In Pro-Forma Estimate	Basel III Standardized Approach	Phase-In Provisions	Basel III Standardized Approach Fully Phased-In Pro-Forma Estimate
Common equity tier 1 capital	$12,269	$(537)	$11,732	$12,269	$(537)	$11,732
Tier 1 capital	15,407	(479)	14,928	15,407	(479)	14,928
Total capital	17,560	(525)	17,035	17,632	(525)	17,107
Risk weighted assets	99,736	(528)	99,208	98,374	(497)	97,877
Adjusted average assets	226,093	(297)	225,796	226,093	(297)	225,796

Capital ratios:
Common equity tier 1 capital	12.3%		11.8%	12.5%		12.0%
Tier 1 capital	15.4		15.0	15.7		15.3
Total capital	17.6		17.2	17.9		17.5
Tier 1 leverage	6.8		6.6	6.8		6.6

As of June 30, 2016 (Dollars in millions)	Basel III Advanced Approaches	Phase-In Provisions	Basel III Advanced Approaches Fully Phased-In Pro-Forma Estimate	Basel III Standardized Approach	Phase-In Provisions	Basel III Standardized Approach Fully Phased-In Pro-Forma Estimate
Common equity tier 1 capital	$12,518	$(452)	$12,066	$12,518	$(452)	$12,066
Tier 1 capital	15,642	(393)	15,249	15,642	(393)	15,249
Total capital	17,794	(438)	17,356	17,869	(438)	17,431
Risk weighted assets	104,012	65	104,077	104,492	62	104,554
Adjusted average assets	222,666	(283)	222,383	222,666	(283)	222,383

Capital ratios:
Common equity tier 1 capital	12.0%		11.6%	12.0%		11.5%
Tier 1 capital	15.0		14.7	15.0		14.6
Total capital	17.1		16.7	17.1		16.7
Tier 1 leverage	7.0		6.9	7.0		6.9

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF FULLY PHASED-IN CAPITAL RATIOS (Continued)

As of March 31, 2016 (Dollars in millions)	Basel III Advanced Approaches	Phase-In Provisions	Basel III Advanced Approaches Fully Phased-In Pro-Forma Estimate	Basel III Standardized Approach	Phase-In Provisions	Basel III Standardized Approach Fully Phased-In Pro-Forma Estimate
Common equity tier 1 capital	$12,404	$(547)	$11,857	$12,404	$(547)	$11,857
Tier 1 capital	15,032	(486)	14,546	15,032	(486)	14,546
Total capital	17,191	(532)	16,659	17,248	(532)	16,716
Risk weighted assets	100,633	95	100,728	99,617	89	99,706
Adjusted average assets	217,029	(357)	216,672	217,029	(357)	216,672

Capital ratios:
Common equity tier 1 capital	12.3%		11.8%	12.5%		11.9%
Tier 1 capital	14.9		14.4	15.1		14.6
Total capital	17.1		16.5	17.3		16.8
Tier 1 leverage	6.9		6.7	6.9		6.7

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF SUPPLEMENTARY LEVERAGE RATIOS

        In 2014, U.S. banking regulators issued final rules implementing a supplementary leverage ratio, or SLR, for certain bank holding companies, like State Street, and their insured depository institution subsidiaries, like State Street Bank. We refer to these final rules as the SLR final rule. Under the SLR final rule, upon implementation as of January 1, 2018, (i) State Street Bank must maintain an SLR of at least 6% to be well capitalized under the U.S. banking regulators’ Prompt Corrective Action framework and (ii) if State Street maintains an SLR of at least 5%, it is not subject to limitations on distribution and discretionary bonus payments under the SLR final rule. Beginning with reporting for March 31, 2015, State Street was required to include SLR disclosures with its other Basel disclosures.

        Estimated pro forma fully phased-in SLR ratios for the periods below are preliminary estimates by State Street (in each case, fully phased-in as of January 1, 2018, as per the phase-in requirements of the SLR final rule), calculated based on our interpretations of the SLR final rule as of April 26, 2017 and as applied to our businesses and operations for the periods below.

     The following tables reconcile our estimated pro forma fully-phased in SLR ratios for the periods below calculated in conformity with the SLR final rule, as described, to our SLR ratios calculated in conformity with applicable regulatory requirements as of the dates indicated.

	State Street			State Street Bank
As of March 31, 2017 (Dollars in millions)	Transitional SLR		Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital	$14,475	A	$14,176	$15,492	$15,206
On-and off-balance sheet leverage exposure	244,964		244,964	241,563	241,563
Less: regulatory deductions	(6,818)		(7,087)	(6,422)	(6,683)
Total assets for SLR	238,146	B	237,877	235,141	234,880
Supplementary Leverage Ratio	6.1%	A/B	6.0%	6.6%	6.5%

	State Street			State Street Bank
As of December 31, 2016 (Dollars in millions)	Transitional SLR		Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital	$14,717	C	$14,051	$15,805	$15,169
On-and off-balance sheet leverage exposure	257,509		257,509	253,487	253,487
Less: regulatory deductions	(6,476)		(6,950)	(6,078)	(6,532)
Total assets for SLR	251,033	D	250,559	247,409	246,955
Supplementary Leverage Ratio	5.9%	C/D	5.6%	6.4%	6.1%

	State Street			State Street Bank
As of September 30, 2016 (Dollars in millions)	Transitional SLR		Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital	$15,407	E	$14,928	$15,817	$15,374
On-and off-balance sheet leverage exposure	257,179		257,179	252,104	252,104
Less: regulatory deductions	(6,188)		(6,485)	(5,798)	(6,072)
Total assets for SLR	250,991	F	250,694	246,306	246,032
Supplementary Leverage Ratio	6.1%	E/F	6.0%	6.4%	6.2%

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF SUPPLEMENTARY LEVERAGE RATIOS (Continued)

	State Street			State Street Bank
As of June 30, 2016 (Dollars in millions)	Transitional SLR		Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital	$15,642	G	$15,249	$15,742	$15,385
On-and off-balance sheet leverage exposure	254,999		254,999	250,061	250,061
Less: regulatory deductions	(5,949)		(6,232)	(5,578)	(5,835)
Total assets for SLR	249,050	H	248,767	244,483	244,226
Supplementary Leverage Ratio	6.3%	G/H	6.1%	6.4%	6.3%

	State Street			State Street Bank
As of March 31, 2016 (Dollars in millions)	Transitional SLR		Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital	$15,032	I	$14,546	$15,071	$14,628
On-and off-balance sheet leverage exposure	247,923		247,923	243,043	243,043
Less: regulatory deductions	(6,130)		(6,487)	(5,751)	(6,073)
Total assets for SLR	241,793	J	241,436	237,292	236,970
Supplementary Leverage Ratio	6.2%	I/J	6.0%	6.4%	6.2%